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                                   EXHIBIT 21
                              Subsidiaries of ABFS

                                                                                            JURISDICTION
            PARENT                                 SUBSIDIARY                             OF INCORPORATION

       American Business
       Financial Services, Inc.            American Business Credit, Inc.
       ("ABFS")                            ("ABC")                                          Pennsylvania

       ABC                                 Processing Service Center, Inc.                  Pennsylvania

       ABC                                 HomeAmerican Credit, Inc. ("HAC")(1)             Pennsylvania

       ABC                                 HomeAmerican Consumer Discount, Inc.             Pennsylvania

       ABC                                 American Business Leasing, Inc.("ABL")           Pennsylvania

       ABC                                 Tiger Relocation Company                         Pennsylvania

       ABC                                 American Business Finance Corporation            Delaware

       ABC                                 August Advertising Agency Inc.                   Pennsylvania

       ABFS                                ABFS 1996-1, Inc.                                Delaware

       ABFS                                ABFS 1996-2, Inc.                                Delaware

       ABFS                                ABFS 1997-1, Inc.                                Delaware

       ABFS                                ABFS 1997-2, Inc.                                Delaware

       ABFS                                ABFS 1998-1, Inc.                                Delaware

       ABFS                                ABFS 1998-2, Inc.                                Delaware
       ABFS                                ABFS 1998-3, Inc.                                Delaware
       ABFS                                ABFS 1998-4, Inc.                                Delaware
       ABFS                                ABFS 1999-1, Inc.                                Delaware
       ABFS                                ABFS 1999-2, Inc.                                Delaware
       ABFS                                ABFS 1999-3, Inc.                                Delaware

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
       ABFS                                ABFS 1999-4, Inc.                                Delaware
       ABFS                                ABFS 2000-1, Inc.                                Delaware
       ABFS                                ABFS 2000-2, Inc.                                Delaware
       ABFS                                ABFS Millennium, Inc.                            Delaware

       ABC                                 New Jersey Mortgage                              New Jersey

       New Jersey Mortgage                 Federal Leasing Corp. ("FLC")                    New Jersey

       ABL and FLC                         ABFS 1998-A-1, Inc.                              Delaware

       ABL and FLC                         ABFS 1998-A-2, Inc.                              Delaware

       ABL and FLC                         ABFS Finance LLC                                 Delaware

       ABL and FLC                         ABFS Residual LLC                                Delaware

       ABL                                 ABFS Finance LLC, 1999-A                         Delaware

       ABL                                 ABFS Residual LLC, 1999-A                        Delaware

       ABL                                 ABFS Special Purpose Management, Inc.            Delaware

       FLC                                 FLC Financial Corp. II                           Delaware

       ABL                                American Business Leasing Funding Corporation     Delaware

       ABC                                NJLQ Holdings Inc.                                New Jersey

       ABFS                               Upland Corporation                                Utah


(1)  HomeAmerican Credit, Inc. is doing business as Upland Mortgage.